CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT #3
TO
MASTER SERVICES AND LINKING AGREEMENT

Regarding Statement of Work
Connected TV Project

This Amendment #3 to Master Services and Linking Agreement (“Amendment”) effective as of January 1, 2013 (“Amendment Effective Date”) is between Synacor, Inc. ("Synacor") and Toshiba America Information Systems, Inc. ("Client") under which the parties hereto mutually agree to further modify and amend the Master Services and Linking Agreement, dated July 1, 2010, as amended by Amendment #1 to Master Services and Linking Agreement, dated December 1, 2011, and by Amendment #2 to Master Services and Linking Agreement, effective as of December 20, 2011 (including the exhibits, schedules, addenda and amendments thereto, the “Agreement”). All terms defined herein shall be applicable solely to this Amendment. Any defined terms used herein, which are defined in the Agreement and not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

Whereas, Synacor has provided certain additional services to Client relating to Client’s Connected TV (as defined in the attached Statement of Work); and

Whereas, Client has received such additional services.

Therefore, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

1.
Services.    Synacor has undertaken and completed the services set out in the attached Statement of Work (“SOW”) in accordance with the requirements specified in the SOW, hereinafter referred to as the “Connected TV Services.”

2.
Project Fees and Expenses. Client will pay Synacor [*] for the development and continued use of the Connected TV Services during the Term of the Agreement (“Project Fees”). Client will also reimburse Synacor [*] for the reasonable and necessary business travel expenses incurred by Synacor to date in connection with the performance of the Connected TV Services (“Expenses”). Expenses include, but are not limited to, business trips for Synacor’s employees and contractors performing the Connected TV Services, including reasonable travel, lodging and food expenses. Future Expenses incurred, if any, must be submitted on Synacor’s invoice, together with appropriate supporting documentation. Said Project Fees and Expenses shall be payable in accordance with Section 6 of the Agreement (it being understood that Synacor may deliver an invoice for such fees and expenses any time after the parties’ execution of this Amendment). The Project Fees and Expenses are non-refundable.

3.
Search Services. Synacor shall provide and control the Search Services on the Connected TV. When a user initiates a search within Connected TV, the user will be sent to the Portal (at start.tv.toshiba.com). Client and Synacor will share the revenue earned through the Search Services within the Connected TV in accordance with Section 1.7 of Schedule A to the Agreement.

4.
Advertising Services. Utilizing the advertising API provided by Synacor under the attached SOW Synacor shall provide and control the Advertising Services on the Connected TV. Synacor will share the revenue earned through the Advertising Services within the Connected TV in accordance with Section 1.8 of Schedule A to the Agreement.

5.	Definitions. Section 1.6 of the Agreement is hereby amended to add the Connected TV to the list of Client products included under “Client Products.”

6.	Portal Best Practices Policies. [*]

7.
Proprietary Rights. The parties hereby agree that the development performed by Synacor under the attached SOW shall be considered Software for purposes of the Agreement. The parties further agree that such Software may only be used in accordance with the Agreement and that Synacor shall retain all right, title and

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CONFIDENTIAL TREATMENT REQUESTED

interest in and to the services or deliverables provided pursuant to the attached SOW. Client agrees that it will not, nor will it assist any third party to, challenge the validity or ownership of any patent, copyright, trademark or other intellectual property registration of any of the services or deliverables provided or created pursuant to the attached SOW. Client shall comply with all reasonable requests of Synacor to protect its proprietary rights as set forth herein.

7.	Changes in Scope. In the event the parties agree to expand or change the scope of the project or pricing, the parties shall agree to such changes in writing, signed by both parties.

8.
Independent Contractors. Synacor and Client expressly recognize and agree that the parties are independent contractors and that the Agreement including this Amendment shall not constitute or be construed as creating a partnership, employer-employee relationship, joint venture or agency agreement between the parties hereto, and neither of the parties hereto nor any of their employees or agents shall have the power or authority to bind or obligate the other party.

9.
Scope of Amendment: This Amendment supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among parties relating to the subject matter hereof and all past dealing or industry custom. This Amendment shall be integrated into and form part of the Agreement effective as of the Amendment Effective Date. All terms and conditions of the Agreement shall remain unchanged except as modified in this Amendment; and the terms of the Agreement, as modified by this Amendment, are hereby ratified and confirmed. If any of the terms of the Agreement conflict with those of this Amendment, however, the terms of this Amendment shall control with respect to the subject matter of this Amendment only. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF this Amendment has been duly signed and executed by the parties hereto.

SYNACOR, INC.         TOSHIBA AMERICA INFORMATION
SYSTEMS, INC.

By: /s/ George Chamoun                By: /s/ Jeff Barney
Name: George Chamoun                 Name: Jeff Barney
Title: EVP Sales & Marketing             Title: VP/GM
Date: 9/4/13                      Date: 8/22/13

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CONFIDENTIAL TREATMENT REQUESTED

STATEMENT OF WORK
Toshiba Connected TV Project

This SOW describes tasks and activities to be performed by Synacor on the Connected TV project in conjunction with Toshiba’s Cloud Home Solution.

Project Description

Video News Feed API	[*]
Synacor creates and provides a [*] video feed for use within Toshiba's Cloud Home application
• Custom feed created that points to video player page
• Video assets include title, description & thumbnail provided by 5Min (AOL)
• Content publishing team will update the video feed once per day and include seven video assets during each publish cycle
Video Player page custom development (Phase 1: CES)	[*]
Synacor creates a video player page (at start.tv.toshiba.com) that is built as a custom solution as the destination page when a user selects to view a video from Toshiba's Cloud Home application
• Custom Primetime deployment to start.tv.toshiba.com
• Creation of three components for the player page: o The Now Playing component o The Playlist component o Content Published component
• Creation of custom navigation code: o Navigable from a D-Pad remote o JavaScript code needs to be added to detect keypress events on the remote
Video Player page custom development (Phase 2: Launch)	[*]
Synacor engineers a solution for the video player landing page (based on Phase 1) that includes the design and functionality required by Toshiba
•    Reconfigure page & layout based on Toshiba's Cloud TV design
•    Creation of custom navigation code:
o    Navigable from a D-Pad remote
o    JavaScript code needs to be added to detect keypress events on the remote

Ad Feed API	[*]
Synacor creates a custom advertising API that Toshiba will utilize for display within their Toshiba's Cloud Home application

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CONFIDENTIAL TREATMENT REQUESTED

• Custom ad feed that includes advertising partners from multiple networks
• Feed includes image, destination URL & tracking
Joint Integration Consultation [*]	[*]
Synacor sent [*] to work with multiple teams on the integration of the Video/Ad APIs. Expenses incurred in addition to time	[*]

Assumptions
• Current version of Cloud Home application will be consistent with the final version

Client Responsibilities
•    Deliver final version of Cloud Home application
•    Provide firmware/software updates to in-house TV for testing
•    Perform joint testing & provide feedback on results
•    Finalize requirements & approve designs for default browser start page

Total Cost: [*] [*]
•    [*] Hours at [*]/hour equals [*]
•    Expenses incurred by Synacor for travel [*]
•    Notes: Price covers development, integration and forward maintenance costs, during the Term of the Agreement, for the deliverables developed pursuant to this SOW.

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